UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 6, 2005 (May 6, 2005)
Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Richmond Avenue Houston, Texas	77042 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The Company completed its merger with Varco International, Inc. on March 11, 2005. Upon the filing of this current report on Form 8-K, the Company will post on its website “Pro Forma Selected Financial Data”, which is attached hereto as Exhibit 99.1. The Exhibit reflects a change in our segment reporting structure as a result of the merger. In particular, the information represents reclassification of 2004 and the first quarter of 2005 segment information in order to conform to the Company’s post-merger segment presentation.

     The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

     99.1 Pro Forma Selected Financial Data

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2005	NATIONAL OILWELL VARCO, INC.
/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No	Description
99.1	Pro Forma Selected Financial Data